UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 22, 2010

China Electric Motor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53017	26-1357787
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Sunna Motor Industry Park, Jian’an, Fuyong Hi-Tech Park, Baoan District, Shenzhen, Guangdong, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    86-0755-8149969

________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2010, China Electric Motor, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware effectuating a 1-for-1.53846153846154 reverse stock split (the “Reverse Stock Split”) of its common stock effective as of January 22, 2010.  The number of authorized shares of common stock and their par value, and the other terms of the Company’s common stock, were not affected by the Reverse Stock Split.  The Company’s common stock on a split-adjusted basis has a new CUSIP number 16890A 205.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Company's Certification of Incorporation, as filed with the Secretary of State of Delaware, on January 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.
Date: January 22, 2010

By:  /s/   Yue Wang

Name:  Yue Wang
Title:    Chief Executive Officer